UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2021 (April 5, 2021)

SPORTS VENTURES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39842	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9705 Collins Ave 1901N

Bal Harbour, FL 33154

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 786-650-0074

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	AKICU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	AKIC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	AKICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2021, the board of directors (the “Board”) of Sports Ventures Acquisition Corp. (the “Company”) appointed Jeff Bradley as a director of the Company. The Board determined that Mr. Bradley qualified as an independent director under Nasdaq rules. Mr. Bradley was also appointed to serve as a member of both the audit committee and the compensation committee of the Board to replace Mr. Robert Tilliss.

Mr. Bradley, 60, has been working as an advisor to a number of private equity firms looking to potentially invest in the concrete drainage pipe industry since June 2019. Prior to that, he served as the CEO of Forterra (Nasdaq:FRTA), one of the largest U.S. manufacturers of water and drainage pipe and products serving the residential, commercial and highway infrastructure markets, from September 2015 until June 2019. Prior to joining Forterra, from June 2008 to August 2015, Mr. Bradley was the CEO of Globe Specialty Metals, a publicly traded producer of silicon metal and silicon-based alloys with operations in the US, Canada, South America, Africa and China. In June 2005, he became Executive Chairman and CEO of Claymont Steel, a U.S. custom steel plate producer. In December 2006, he led the initial public offering of the company’s equity and left the company in February 2008 after the sale of the business to Evraz, a large Russian steel & mining company. Prior to Claymont Steel, Bradley held numerous key roles at Worthington Industries, an NYSE listed company. Mr. Bradley holds a Bachelor of Science degree in Business Administration from Loyola University in Baltimore, MD. We believe he is well qualified to serve on our Board because of his extensive public company and leadership experience.

There are no family relationships between Mr. Bradley and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Bradley that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTS VENTURES ACQUISITION CORP.

	By:	/s/ Alan Kestenbaum
Name: Alan Kestenbaum
Title: Chief Executive Officer and Chairman of the Board

Dated: April 6, 2021

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